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                                                                    EXHIBIT 23.1

              [LETTERHEAD OF DELOITTE & TOUCHE LLP APPEARS HERE]



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Apex Mortgage Capital, Inc. on Form S-11 of our report dated September 16, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ Deloitte & Touche LLP

September 16, 1997